UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2020

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact Name of Registrant as Specified in Charter)

Curaçao	1-4601	52-0684746
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas , U.S.A. 77056

62 Buckingham Gate, London, United Kingdom SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	SLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On September 1, 2020, Schlumberger Limited (“Schlumberger”) and Liberty Oilfield Services Inc. (“Liberty”) issued a joint press release announcing that certain of Schlumberger’s subsidiaries entered into an agreement with Liberty to sell its OneStim® business in exchange for shares of Liberty’s Class A Common Stock and a promissory note (the “Canadian Buyer Note”), payable in the sole discretion of certain of Liberty’s affiliates, in either cash or shares of Liberty’s Class A Common Stock. Schlumberger and Liberty expect that the Canadian Buyer Note will be satisfied in shares of Liberty’s Class A Common Stock.

A copy of the joint press release is included with this Form 8-K as Exhibit 99 and incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 (including Exhibit 99) will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and Exhibit 99 attached hereto contain “forward-looking statements” within the meaning of the federal securities laws — that is, statements about the future, not about past events. Such statements often contain words such as “expect,” “may,” “believe,” “plan,” “estimate,” “intend,” “anticipate,” “should,” “could,” “will,” “see,” “likely,” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain, such as statements regarding the terms and timing for completion of the transaction. Schlumberger cannot give any assurance that such statements will prove correct. These statements are subject to, among other things, the risks and uncertainties detailed in our most recent Forms 10-K, 10-Q, and 8-K filed with or furnished to the Securities and Exchange Commission. Actual outcomes may vary materially from those reflected in our forward-looking statements. The forward-looking statements speak only as of the date of this Form 8-K, and Schlumberger disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99	Joint press release dated September 1, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER LIMITED

By:	/s/ Saul R. Laureles

Saul R. Laureles
Assistant Secretary

Date: September 1, 2020

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